SCHEDULE 14A
             Information Required in Proxy Statement

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                       (Amendment No.    )


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     by Rule 14a-6(e)(2))
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[   ] Soliciting Material Pursuant to 240.14a-11(c) or
     Sections 240.14a-12


                             SWANK, INC.
        (Name of Registrant as Specified in Its Charter)


   __________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)


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  SWANK, INC.   6  Hazel Street, Attleboro, Massachusetts 02703

  Notice of Annual Meeting of Stockholders




    The 2002 Annual Meeting of Stockholders of SWANK, INC. (the "Company") will be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts, on August 23, 2002 at 9:30 o'clock A.M. local time, for the purpose of considering and acting upon the following:

  1.  The  election of two (2) Class III directors and two  (2)
      Class I directors to serve on the Company's Board of Directors.


  2.  The approval of the appointment of PricewaterhouseCoopers
      LLP as the independent accountants of the Company.


  3. The transaction of such other business as may properly come before the meeting.



      Only holders of record of Common Stock at the close of business on July 12, 2002 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof



                            By Order of the Board of Directors



                            Jerold R. Kassner,
                            Secretary


Dated:  July 22, 2002






ALL  STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE  MEETING.
IF  YOU  DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN  THE
ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN
THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED




SWANK, INC.  6  Hazel Street, Attleboro, Massachusetts 02703


PROXY STATEMENT
2002 Annual Meeting of Stockholders
August 23, 2002



      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SWANK, INC (the "Company") of proxies in the form enclosed for use at the Company's 2002 Annual Meeting of Stockholders (the "Annual Meeting") which will be held on the date, at the time and place and for the purposes set forth in the foregoing notice, and at any adjournment or postponement thereof Any stockholder giving a proxy has the power to revoke the same at any time before it is voted All expenses in connection with the solicitation of proxies will be borne by the Company. Proxies may be solicited by certain officers and employees of the Company by mail, telephone, telecopier, telegraph or personal interview

     The outstanding voting securities of the Company at the close of business on July 12, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, consisted of 5,522,490 shares of Common Stock, $.10 par value per share ("Common Stock"), each of which is entitled to one vote. A majority of the outstanding shares entitled to vote, present in person or by proxy, constitutes a quorum for the purposes of the Annual Meeting. The affirmative vote of a plurality of votes cast at the Annual Meeting is
required  to  elect  directors.   The  affirmative  vote  of  a
majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2002. This Proxy Statement and the accompanying form of proxy will be mailed or otherwise furnished on or about July 22, 2002 to all stockholders of record at the close of business on July 12, 2002.


OWNERSHIP OF VOTING SECURITIES

     The following table sets forth information as of July 12, 2002 with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("the Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of the Common Stock:

Title of Class  Name and Address    Amount and Nature  Percent
                  of Beneficial       of Beneficial       of
                      Owner           Ownership (1)     Class

Common Stock    The New Swank,       3,279,299(2)(3)    59.4%
                Inc. Retirement
                Plan
                90 Park Avenue
                New York,  NY
                10016

Common Stock    Marshall Tulin      1,930,339 (4)(5)    34.5%
                90 Park Avenue
                New York, NY
                10016

Common Stock    John Tulin          1,863,359 (4)(6)    32.8%
                90 Park Avenue
                New York, NY
                10016

Common Stock    Raymond Vise        1,637,370 (4)(7)    29.6%
                8 El Paseo
                Irvine, CA 92715
    _____________________

  (1) Reflects adjustment for one-for-three reverse stock split in August 2000.

                                 2



  (2) This amount includes (a) 1,649,064 shares of Common Stock allocated to participants' accounts in The New Swank, Inc. Retirement Plan (the "Retirement Plan") and as to which such participants may direct the trustees of the Retirement Plan as to voting on all matters, and (b) an additional 2,996 of such shares allocated to accounts of former employees, subject to forfeiture, and able to be voted by the trustees on all matters on which stockholders may vote.

  (3) This amount also includes 1,258,555 shares of Common Stock allocated to participants' accounts in the Retirement Plan as to which participants may direct the trustees as to voting only on certain significant corporate events and as to which the trustees may vote on all other matters in their discretion and 62,348 unallocated shares which the trustees may vote in their discretion. Shares allocated to such accounts as to which no voting instructions are received are required to be voted in the same proportion as shares allocated to accounts as to which voting instructions are received. This amount also includes 306,336 shares held in the accounts under the Retirement Plan, as to which participants may direct the trustees as to voting on all matters and may be disposed of in the discretion of the trustees.

  (4) The trustees of the Retirement Plan (other than with respect to 401(k) accounts) are Marshall Tulin, Chairman of the Board and a director of the Company, John A. Tulin, President and a director of the Company and Raymond Vise, a director of the Company. This amount includes (a) 2,996 shares of Common Stock allocated to the accounts of former employees, subject to forfeiture, but voted by the trustees (see footnote 2 above),
  (b) 1,258,555 shares held in accounts as to which the trustees have sole voting power as to certain matters (see footnote 3 above), (c) 62,348 unallocated shares which the trustees may vote in their discretion (see footnote 3 above) and (d) 306,336 shares held in accounts under the Retirement Plan which may be disposed of in the discretion of the trustees (see footnote 3 above).

  (5) This amount includes 114,340 shares owned by Mr. Tulin's wife. Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 75,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the Company's 1998 Equity Incentive Compensation Plan (the "1998 Plan") and 1,372 shares allocated to his accounts under the Retirement Plan.

  (6) This amount includes 1,060 shares owned by Mr. Tulin's wife and 2,333 shares held by Mr. Tulin's daughter. Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 150,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the 1998 Plan and 25,978 shares allocated to his accounts under the Retirement Plan.

  (7) This amount includes 5,000 shares which Mr. Vise has the right to acquire within 60 days through the exercise of stock options granted under the Company's 1994 Non-Employee Director Stock Option Plan (the "1994 Plan").


Security Ownership of Management

                      The following table sets forth information at July 12, 2002 as to the ownership of shares of the Company's Common Stock, its only outstanding class of equity securities, with respect to (a) each director of the Company, (b) each executive officer of the company named in the table under the caption "Summary Compensation Table" below (the "Named Officers"), and (c) all directors and executive officers of the Company as a group (7 persons). Unless otherwise indicated, each person named below and each person in the group named below has sole voting and dispositive power with respect to the shares of Common Stock indicated as beneficially owned by such person or such group.

   Beneficial Owner    Amount and Nature of    Percent of Class
                       Beneficial Ownership
                                (1)
   John J. Macht             5,000  (2)               *
   James Tulin             100,075  (3)               *
   John Tulin            1,863,359  (4)             32.8%
   Marshall Tulin        1,930,339  (5)             34.5%
   Raymond Vise          1,637,370  (6)             29.6%
   Eric P. Luft             94,370  (7)               *
   W. Barry Heuser           7,605  (8)               *
   All directors and     2,701,832  (9)             44.0%
   officers as a group
   (7 persons)
            ____________________________
   * Less than one (1%) percent.

                                  3


   (1) Reflects adjustment for one-for-three reverse stock split in August 2000.

   (2) Includes 5,000 shares which Mr. Macht has the right to acquire within 60 days through the exercise of stock options under the 1994 Plan.

   (3) Includes 75,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the 1998 Plan, an aggregate of 142 shares held by his children and an aggregate of 24,933 shares of Common Stock allocated to his accounts under the Retirement Plan.

   (4) Includes the shares referred to in footnotes 4 and 6 to the first table above under the caption "Ownership of Voting
   Securities."

   (5) Includes the shares referred to in footnotes 4 and 5 to the first table above under the caption "Ownership of Voting
   Securities."

   (6) Includes the shares referred to in footnote 4 and 7 to the first table above under the caption "Ownership of Voting Securities."

   (7) Includes 75,000 shares which Mr. Luft has the right to acquire within 60 days through the exercise of stock options granted under the 1998 Plan and an aggregate of 19,370 shares of Common Stock allocated to his accounts under the Retirement Plan.

   (8) Includes 7,605 shares of Common Stock allocated to his accounts under the Retirement Plan (Mr. Heuser's employment with the Company ended in June 2002).

   (9) Reference is made to footnotes (1) through (8) above. This amount also includes 615,000 shares of Common Stock which directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options granted under the 1994 Plan and the 1998 Plan.


   I.  Nominees for Election as Directors


        The Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class to be as nearly equal in number as possible. At each annual meeting of stockholders, directors are elected for a term of three years, to succeed those in the class whose terms expire at such annual meeting, and the election and qualification of their respective successors.

        The Company did not hold an annual meeting in 2001. Accordingly, stockholders at the Meeting will elect two classes of directors. Stockholders will be electing two Class III directors, whose terms would have expired at the 2001 Annual Meeting, for a term of two years, until the annual meeting of stockholders in 2004 and the election and qualification of their respective successors. In addition, stockholders will elect two Class I directors for a term of three years, until the annual meeting of stockholders in the year 2005 and the election and qualification of their respective successors.

        Unless otherwise indicated thereon, all proxies received will be voted in favor of the election of the nominees for election as directors. Should any of the nominees not remain a candidate at the time of the Meeting (a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for any substitute nominees.

        The following sets forth certain information about each nominee for election as a director of the Company and each director whose term of office will continue after the Annual Meeting, including his principal occupation or employment:


                              4

Nominees:

Marshall Tulin (1)  - Class III
    Marshall Tulin, who is 84 years old, has served as Chairman of the Board since October 1995. He joined the Company in 1940, was elected a Vice President in 1954 and President in 1957. Mr. Tulin has served as a director of the Company since 1956.

Raymond Vise (1)(2)(3)(4) - Class III
     Raymond Vise, who is 80 years old, served as Senior Vice President of the Company for more than five years prior to his retirement in 1987. Mr. Vise became a director in 1963.

Eric Luft - Class I
     Eric Luft, who is 46 years old, has served as Senior Vice President-Men's Division since October 1995. Mr. Luft served as a Divisional Vice President of the Men's Products Division from June 1989 until January 1993, when he was elected a Senior Vice President of the Company. Mr. Luft became a director of the Company in December 2000.

James Tulin  (1) - Class I
    James E. Tulin, who is 50 years old, has served as Senior Vice President-Merchandising since October 1995. For more than five years prior to October 1995, Mr. Tulin served as a Senior Vice President of the Company. Mr. Tulin has been a director of the Company since 1985.

Directors  whose  terms of office will continue after  the  Annual
Meeting:

John Tulin (1) - Class II
    John A. Tulin, who is 55 years old, has served as President and Chief Executive Officer of the Company since October 1995.
Mr. Tulin joined the Company in 1971, was elected a Vice President in 1974, Senior Vice President in 1979 and Executive Vice
President in 1982.  He has served as a director since 1975.

John J. Macht (2)(3)(4) - Class II
     John J. Macht, who is 65 years old, has been President of The Macht Group, a marketing and retail consulting firm, since July 1992. From April 1991 until July 1992, Mr. Macht served as Senior Vice President of Jordan Marsh Department Stores, a division of Federated Department Stores. Mr. Macht became a director of the Company in 1995.
______________________

(1)    Member of the Executive Committee of the Board.

(2) Member of the Audit Committee of the Board. There were three meetings of the Audit Committee during the fiscal year ended December 31, 2001. Mr. Vise meets the independence requirements for audit committee members under the listing standards of The Nasdaq Stock Market, Inc.; Mr. Macht does not meet such requirements. The Audit Committee's primary function is to assist the Company's Board of Directors in fulfilling the Board's oversight responsibility by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that may be established from time to time, and the Company's auditing, accounting and financial reporting processes generally. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Company's Audit Committee which is attached as Exhibit A to this Proxy Statement.

(3) Member of the Executive Compensation Committee of the Board. There were no meetings of this committee during the last fiscal year. This committee recommends the annual compensation, including bonuses, for the Chief Executive Officer of the Company and the other employee members of the Board of Directors, (each of whom has an employment agreement with the Company (see "Remuneration and Related Matters")), and for the Company's Chief Financial Officer.

(4)      Member  of the Stock Option Committee of the Board.   There
were no meetings of this committee during the last fiscal year. This
committee  administers   the Company's  compensation  plans under
which  stock  and  stock-based compensation  is  awarded  other
than  the  1998  Plan,  which   is administered by the entire
Board of Directors.


                               5

     There were 6 meetings of the Board during the last fiscal year. Each of the directors attended at least 75% of the aggregate of all such Board meetings and all meetings held by committees of the Board on which he served. The Company does not have any nominating or similar committee.

     There are no family relationships among any of the persons listed above or among any of such persons and any of the other executive officers of the Company, except that James Tulin and John Tulin are sons of Marshall Tulin.


Audit Committee Report

     Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices. The
Company's independent auditors have the responsibility for the examination of the Company's annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's fiscal year ended December 31, 2001, the Audit Committee:


.. Reviewed and discussed the audited financial statements for the
  fiscal   year   ended  December  31,  2001  with  management   and
  PricewaterhouseCoopers LLP the Company's independent auditors;


.. Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and


.. Received   the  written  disclosures  and  the  letter   from
  PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee
  also   discussed  with  PricewaterhouseCoopers  LLP  that   firm's
  independence.


     Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                       Respectfully,

                                       Raymond Vise
                                       John J. Macht




                                 6




Summary Compensation Table

     The following table sets forth certain summary information for each of the Company's fiscal years ended December 31, 2001, 2000 and 1999 concerning the compensation of the Company's chief executive officer and each of its four other most highly compensated executive officers:

                                  ANNUAL COMPENSATION               LONG TERM
                                                                  COMPENSATION

                                                                     AWARDS
                                                         OTHER
                                                        ANNUAL     SECURITIES  ALL OTHER
                                                        COMPEN-    UNDERLYING   COMPEN-
NAME AND PRINCIPAL                                      SATION      OPTIONS/    SATION
   POSITION              YEAR      SALARY     BONUS       (6)        SARs (#)    (9)
Marshall Tulin,          2001     $289,167   $    ---                75,000    $  476
 Chairman of the         2000      360,000        ---                           5,411
 Board (1)               1999      360,000     10,000                             210

John Tulin,              2001     $410,000   $    ---  $ 67,200 (7) 150,000    $  476
 President, and Chief    2000      410,000        ---       ---                 5,412
 Executive Officer       1999      410,000     60,000       ---                   292
 (2)

Eric P. Luft ,           2001     $180,000   $190,476                75,000    $2,516
 Senior                  2000      180,000    213,394                           5,412
 Vice President          1999      142,500    245,311                             292
 Men's Division (3)

James Tulin,             2001     $285,000   $    ---  $ 43,503 (8)  75,000    $  476
 Senior Vice             2000      274,583        ---    39,981 (8)             5,412
 President -             1999      260,000     50,000    38,840 (8)               292
 Merchandising(4)

W. Barry Heuser,         2001     $225,000   $    ---                75,000    $2,516
 Former Senior Vice      2000      225,000        ---                           5,412
 President, Belt         1999      225,000     15,000                             292
 Division  (5)



(1) Mr. Tulin is a party to an employment agreement with the Company which is described below under the caption "Employment Contracts and Severance Agreements".

(2) Mr. Tulin is a party to an employment agreement with the Company which is described below under the caption "Employment Contracts and Severance Agreements".

(3) Mr. Luft's bonus amounts include sales commissions of $190,476, $213,315 and $217,811 for the years 2001, 2000, and 1999, respectively. Mr. Luft is a party to an employment agreement with the Company which is described below under the caption "Employment Contracts and Severance Agreements."

(4) Mr. Tulin is a party to an employment agreement with the Company which is described below under the caption "Employment Contracts and Severance Agreements".

(5)     Mr. Heuser's employment with the Company ended in June 2002

(6) Except as set forth for James Tulin and John Tulin, perquisites and other personal benefits during 2001, 2000, and 1999 did not exceed the lesser of $50,000 or 10% of reported annual salary and bonus for any of the Named Officers.


                                  7


(7)    This amount includes a special allowance of $67,200 in 2001.

(8) These amounts include automobile lease payments of $21,120 in 2001, $19,402 in 2000 and $18,778 in 1999 and a travel allowance of $10,800 in each of 2001, 2000 and 1999.

(9) Amounts in this column for the fiscal year ended December 31, 2001 represent the value, as at December 31, 2001, of shares of Common Stock allocated to accounts of the Named Officers under the Retirement Plan as follows: Marshall Tulin-$476; John Tulin-$5,476, Eric P. Luft-$2,516, James Tulin-$476 and W. Barry Heuser-$2,516.


Option Grants in Last Fiscal Year

    The following table sets forth certain information concerning the grant of stock options to the Named Officers during the Company's fiscal year ended December 31, 2001:

                    Individual Grants
                                                                 Potential Realizable
                  Number of    Percent of                          Value at Assumed
                  Securities   Total Options                     Annual Rates of Stock
                  Underlying    Granted to    Exercise           Price Appreciation For
                   Options     Employees in   Price   Expiration       Option Term
Name             Granted (#)   Fiscal Year    ($/Sh)     Date      5% ($)      10% ($)
John Tulin            150,000      20%         $.17    11/05/06   $5,548.80   $6,979.35
Eric P. Luft           75,000      10%         $.17    11/05/06   $2,774.40   $3,489.68
Marshall Tulin         75,000      10%         $.17    11/05/06   $2,774.40   $3,489.68
James Tulin            75,000      10%         $.17    11/05/06   $2,774.40   $3,489.68
W. Barry Heuser        75,000      10%         $.17    11/05/06   $2,774.40   $3,489.68
(1)

______________________
(1) Mr. Heuser's employment ended in June 2002. The stock options granted to him in fiscal 2001 may no longer be exercised


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Value Table

     During the Company's fiscal year ended December 31, 2001, no stock options were exercised by any of the Named Officers. The following table sets forth information with respect to the number and value of unexercised options held by the Named Officers as of the end of fiscal 2001. The closing price of a share of Common Stock of the Company on December 31, 2001 was $.15.

                            2001 FISCAL YEAR END OPTION VALUES
                       Number of Securities      Value of Unexercised
                      Underlying Unexercised    In-the-Money Options at
                      Options at FY-End (#)     FY-End ($) Exercisable/
Name                Exercisable/Unxerciseable         Unexercisable (1)

Marshall Tulin                    75,000 / 0            $0 / 0
John Tulin                       150,000 / 0            $0 / 0
Eric P. Luft                      75,000 / 0            $0 / 0
James Tulin                       75,000 / 0            $0 / 0
W. Barry Heuser (2)               75,000 / 0            $0 / 0
    _______________

  (1) Aggregate market value of the shares of Common Stock covered by the options at fiscal year end less the exercise price of such options.

  (2)   Mr.  Heuser's employment ended in June 2002.   Stock  options
  previously granted to him may no longer be exercised.


                                   8

  Compensation of Directors

       Each director who is not a full-time employee of or consultant to the Company receives an annual director's fee of $2,000 per meeting of the Board and $2,000 per Board committee meetings attended by him. In addition, pursuant to the terms of the 1994 Plan, each director who is not a full-time employee of the Company or any subsidiary of the Company and who is in office immediately following each annual meeting of stockholders at which directors are elected, will, as of the date such meeting is held, automatically be granted an option to purchase 5,000 shares of Common Stock. No options were granted under the 1994 Plan during fiscal 2001.

  Certain Transactions

       Robert Tulin (who is the brother of Marshall Tulin and uncle of John Tulin) was employed by the Company during 2001. Robert Tulin is the director of advertising and is responsible for coordinating the production of the Company's merchandise catalogs. Aggregate compensation paid to Robert Tulin by the Company for services rendered during 2001 amounted to $62,500.

       Christine  Tulin  (who  is  the daughter  of  John  Tulin  and granddaughter of Marshall Tulin) was employed by the Company during 2001 as merchandise manager - men's jewelry. Ms. Tulin is responsible for the development of merchandise design and packaging concepts for the Company's various licensed and private label men's jewelry collections. Aggregate compensation paid to Christine Tulin by the Company for services rendered during 2001 amounted to $68,000.

       Kathryn Figueroa (who is the sister of John Tulin and daughter of Marshall Tulin) was employed by the Company during 2001 as southeast regional factory outlet manager. Ms. Figueroa is responsible for the operation of the Company's factory store operations covering the southeastern United States. Aggregate compensation paid to Kathryn Figueroa by the Company for services rendered during 2001 amounted to $62,500.

  Employment Contracts and Severance Agreements

       The Company has entered into an employment agreement with Marshall Tulin which provides for automatic renewal for successive one-year periods unless at least 10 days prior to its June 30 anniversary either the Company or Mr. Tulin decides not to further extend the term. Pursuant to such agreement, Mr. Tulin is employed as Chairman of the Board at a base salary of $250,000. The Company has also entered into an employment agreement with John Tulin, which terminates on December 31, 2004. Pursuant to such agreement, Mr. Tulin is employed as Chief Executive Officer and receives a base salary of $400,000 per year (commencing January 1, 2002), plus such additional compensation, if any, as the Board of Directors shall determine. The Company has also entered into an employment agreement with James Tulin, which terminates on December 31, 2004. Pursuant to such agreement, Mr. Tulin is employed as Senior Vice President-Merchandising and receives a base salary of $285,000 per year, plus such additional compensation, if any, as the Board of Directors shall determine.

      In April 2000, the Company entered into an employment agreement with Eric P. Luft, pursuant to which Mr. Luft is employed as Senior Vice President - Men's Division until March 31, 2005. Pursuant to such agreement, Mr. Luft is to receive a base salary of $180,000 per year, plus annual commission compensation in an amount equal to the greater of (i) $160,000 or (ii) the sum of (A) .0023 times (1) net sales (as such term is defined in accordance with the commission arrangement between Mr. Luft and the Company for fiscal
  1999) of the men's division of the Company (other than sales to Target Stores) and (2) net sales of the Company of small leather goods only to Target Stores, plus (B) .003 times net sales of the men's special markets division of the Company. Furthermore, in the event the Company terminates Mr. Luft's employment without cause, the Company has agreed to pay to Mr. Luft, from the date of his termination until March 31, 2006, $340,000 per year (plus an amount equal to any increase in his base salary per year over and above $180,000), plus any accrued but unpaid commissions. Mr. Luft is also a party to a termination agreement with the Company (as discussed below). However, pursuant to his employment agreement, in the event Mr. Luft's employment with the Company is terminated and he is entitled to receive amounts under such termination agreement, Mr. Luft must choose to receive either (i) the amounts he may be entitled to under his employment agreement, or (ii) the amounts he may be entitled to under his termination agreement, but not both amounts.


                                   9


       The Company has entered into termination agreements with Messrs. Marshall Tulin, John Tulin, James Tulin and Eric P. Luft. Each termination agreement had an original expiration date of December 31, 2001 with an automatic annual extension commencing on December 31, 2001 and on each December 31 thereafter unless the Company shall have given 30 days written notice prior to the then current expiration date that there shall be no extension. In the event of a change in control of the Company (as defined in such agreements) during the term of such agreements, followed by a significant change in the duties, powers or conditions of employment of any such officer, the officer may, within 2 years thereafter terminate his employment and receive a lump sum payment equal to 2.99 times the officer's "base amount" (as defined in Section 280G (b)(3) of the Internal Revenue Code of 1986, as amended).

  Terminated Pension Plans

       In 1983, the Company terminated its pension plans covering salaried employees and salesmen and purchased annuities from the assets of those plans to provide for the payment (commencing at age
  62) of accrued benefits of those employees who were not entitled to or did not elect to receive lump sum payments. The accrued annual benefits for Messrs. John Tulin and James Tulin are $13,116 and $10,407, respectively.

  Compensation Committee Interlocks and Insider Participation

       The Executive Compensation Committee of the Board of Directors is charged with recommending the annual compensation, including bonuses, for the executive officers of the Company who are also directors and for the Company's Chief Financial Officer. The Executive Compensation Committee consists of John Macht and Raymond Vise. The Stock Option Committee of the Board of Directors administers the Company's compensation plans under which stock and stock-based compensation have been awarded other than the 1998 Plan, which is administered by the entire Board of Directors. The Stock Option Committee consists of John Macht and Raymond Vise.

       During 2001, Ronald Vise, the son of Raymond Vise was employed by the Company as a commissioned salesman. He received compensation of $121,049 for services he rendered to the Company. In addition, the Company and The Macht Group, a marketing and retail consulting firm of which John J. Macht serves as President, are parties to an agreement pursuant to which The Macht Group is entitled to receive compensation based on net sales of products under license agreements entered into between the Company and licensors introduced to the Company by The Macht Group. Aggregate compensation earned by The Macht Group under this arrangement was $65,958 during 2001.


REPORT OF BOARD OF DIRECTORS AND COMPENSATION COMMITTEES

      The Executive Compensation Committee of the Board of Directors, which is comprised of two non-employee directors, determines the compensation (other than through the grant of stock-based compensation) of the Chief Executive Officer of the Company, other employee members of the Board of Directors and the Company's Chief Financial Officer. The entire Board of Directors, with the recommendation of the Company's Chief Executive Officer, reviews and approves the salaries and bonuses of the Company's other executive officers. The entire Board of Directors, with the recommendation of the Company's Chief Executive Officer, reviews and approves long-term performance awards under the 1998 Plan. The Stock Option Committee, which is also comprised of two non-employee directors, administers the Company's compensation plans under which stock and stock-based compensation have been awarded other than the 1998 Plan.

       The main objectives of the Company's executive compensation structure have included rewarding individuals for their respective contributions to the Company's performance and providing executive officers with a stake in the long-term success of the Company (mainly through the grant of stock options). The philosophy of the Board of Directors and each of its compensation committees has been to utilize a combination of salary as a base for compensation, annual bonuses as a means of short-term incentive compensation, stock options to provide longer term incentives and to link portions of compensation directly with the performance of the Company's Common Stock, and contractual protections against changes in or loss of employment in the event of a change of control of the Company. The Board and its compensation committees coordinate their efforts to determine overall compensation of executive officers.


                                  10


       The Board of Directors, the Executive Compensation Committee and the Stock Option Committee have determined to place additional emphasis on motivating its executive officers and other employees by means of performance-related incentives and short and long range performance goals. To that end, the Board adopted the 1998 Plan which the Company's stockholders approved at the 1998 Annual Meeting. The 1998 Plan provides for the grant, in the discretion of the Board of Directors or any committee appointed by the Board to administer the 1998 Plan, of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance and other awards. The Board of Directors or such committee may, in connection with each option or award, establish one or more objective criteria (which may include, without limitation, reference to the Company's or any of its division's revenues, margins or profits) to determine whether, among other things, options or awards shall vest or otherwise become exercisable, and whether all or a portion of the compensation under such options or awards shall become payable.

       Base Salary. The Board of Directors and Executive Compensation Committee review the base salary of each executive officer annually. In determining the base salaries to be paid to executive officers (other than those whose salaries are fixed pursuant to the terms of applicable employment agreements), the Board of Directors and Executive Compensation Committee consider, among other factors, the executive's level of responsibility, experience and expertise, length of service with the Company and compensation levels in competing companies. The Board and the Executive Compensation Committee, in consultation with the Company's Chief Executive Officer, also review the performance of each executive officer.
  These reviews have been qualitative in nature, with no specific weight being assigned to the various factors considered.

      Annual Bonus Compensation. The Board and Executive Compensation Committee continue to place emphasis on incentive compensation. In determining whether to award bonuses and, if so, the amount of annual bonuses, the Board and the Executive Compensation Committee have considered such factors as the Company's results of operations, as well as an individual executive's personal performance and contribution to the Company's overall performance during that fiscal year. No specific weight is generally assigned any particular factor, although where the Company's overall financial results have not been favorable, the Board and Executive Compensation Committee have from time to time not awarded annual bonuses or have reduced them to qualitatively reflect such results.

       Other Incentive Compensation. The Company has in the past utilized stock options as the primary method of providing stock-based incentive compensation. Grants under the Company's 1998 Plan, along with annual bonuses, are the primary methods used by the Company to motivate its employees, provide employees a way of participating in the growth of the Company, as well as of to link the interests of its executives with the overall interests of stockholders.

      Chief Executive Officer Compensation. The compensation of John Tulin, the Company's President and Chief Executive Officer, for fiscal 2001 was primarily comprised of salary of $410,000 and a special allowance in fiscal 2001 of $67,200. Mr. Tulin's salary is fixed through the end of fiscal 2004 pursuant to an employment agreement with the Company. No annual bonuses were granted by the Board of Directors or the Executive Compensation Committee to any of the Company's executive officers and, accordingly, Mr. Tulin did not receive bonus compensation during fiscal 2001. However, the Stock Option Committee, in an effort to link a portion of Mr.
  Tulin's compensation with stockholders' interests, granted to Mr. Tulin a stock option to purchase 150,000 shares of Common Stock.



   Board of Directors  Compensation Committee  Stock Option Committee
   Eric P. Luft        John J. Macht           John J. Macht
   John J. Macht       Raymond Vise            Raymond Vise
   James Tulin
   John A. Tulin
   Marshall Tulin
   Raymond Vise

                                    11


                        PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total return on the Company's Common Stock for the five fiscal years ended December 31, 2001 with (i) the Nasdaq Market Index as reported by Media General Financial Services, Inc. and (ii) a peer group of three companies, consisting of Jaclyn, Inc., The Leather Factory, Inc. and Tandy Brands Accessories, Inc., which during fiscal 2001 either competed with the Company in one of its product categories or was engaged in related industries.

                           COMPARE 5-YEAR CUMULATAIVE TOTAL RETURN
                                 OF COMPANY, PEER GROUP AND
                                        BROAD MARAKET
                      12/31/1996  12/31/1997  12/31/1998   12/31/1999  12/31/2000  12/31/2001

Swank, Inc.               100.00      189.46      305.24       157.88       35.08        8.42
Customer Selected         100.00      206.19      187.05       163.97       94.59      117.17
Stock List
NASDAQ Market Index       100.00      122.32      172.52       304.29      191.25      152.46

                            ASSUMES $100 INVESTED ON JAN. 1, 1997
                                 ASSUMES DIVIDEND REINVESTED
                              FISCAL YEAR ENDING DEC. 31, 2001



II  Approval of Independent Accountants


  General

       The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has been the Company's auditors since 1952. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if such representative desires to do so.

  Audit Fees

        Audit fees billed and expected to be billed by PricewaterhouseCoopers LLP for its audit of the Company's consolidated financial statements for the year ended December 31, 2001 and for its review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for fiscal 2001 totaled $245,866.

  Financial Information Systems Designs and Implementation Fees

       The  Company  did  not  engage PricewaterhouseCoopers  LLP  to
  provide   advice  regarding  financial  information   designs   and
  implementation during the fiscal year ended December 31, 2001.


                                  12


  All Other Fees

       In addition to the fees described above, aggregate fees of $739,791 were billed by PricewaterhouseCoopers during the year ended December 31, 2001, primarily for the following professional services:

       Audit-related services (a)               $ 61,995
       Income  tax compliance and related       $ 22,275
       tax services
       Other (b)                                $655,524

     (a) Audit related fees include fees for the audit of the Company's employee benefit plan and other services during the year, as appropriate.

     (b) Other (non-information technology) general consulting services.


     MISCELLANEOUS

          In order to be included in the proxy materials for the 2003 Annual Meeting of Stockholders of the Company, stockholder proposals must be received by the Company on or before March 25, 2003. As to any proposal intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the 2003 Annual Meeting of Stockholders of the Company, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on any such proposal unless the Company receives notice of the matter on or before June 8, 2003. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on such matter to the extent permitted by Rule 14a-4(c)(2) of the Exchange Act.

          The accompanying proxy will be voted as specified by stockholders. If no specification is made, it is intended that the proxy will be voted FOR the election of all directors and FOR the approval of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

          Shares of Common Stock that are voted to abstain and broker non-votes will be considered present at the Annual Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered entitled to vote with respect to such matter.

          The Board does not know of any other matter to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


     By Order of the Board of Directors

     /s/ Jerold R. Kassner

     Jerold R. Kassner
     Secretary


     July 22, 2002



                                    13

                                                            Exhibit A



                      CHARTER OF THE AUDIT COMMITTEE
                        OF THE BOARD OF DIRECTORS
                                    OF
                               SWANK, INC.


     I. PURPOSE


         The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Swank, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

   . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

   . Review and appraise the audit efforts of the Corporation's independent accountants.

   . Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

        The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.


   II. COMPOSITION OF THE AUDIT COMMITTEE

        The Audit Committee shall be comprised of one or more members of the Board as determined by the Board. The members of the Audit Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

        The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.



                                  A-1

   III. MEETINGS

        The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.


   IV. RESPONSIBILITIES AND DUTIES

         The  duties  of  the  Audit  Committee  shall  include   the
   following:

   Documents/Reports Review

   1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

   2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

   3. Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

   4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

   Independent Accountants

   5. Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

   6.  Recommend   to   the  Board  the  advisability  of   having   the
       independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

   7.  Review  the  performance  of  the  independent  accountants   and
       approve any proposed discharge of the independent accountants when circumstances warrant.

   8. Periodically consult with the independent accountants out of the presence of management about internal controls and the
       completeness   and   accuracy  of  the  Corporation's   financial
       statements.

   Financial Reporting Processes

   9.  Consider   the  independent  accountants'  judgments  about   the
       quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.


                                  A-2

   10. Review with the independent accountants and management major changes to the Corporation's auditing and accounting principles and practices.

   Process Improvement

   11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

   12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

   13. Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

   14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

   Legal Compliance

   15. Review, with the Corporation's counsel, legal and regulatory matters that may have a significant impact on the Corporation's financial statements, including corporate securities trading policies.

   Other Responsibilities

   16. Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.


                                  A-3



                              SWANK, INC.

             6 Hazel Street, Attleboro, Massachusetts 02703
                Proxy for Annual Meeting of Stockholders

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby constitutes and appoints Marshall Tulin and John Tulin, and each of them, with full power of substitution, the attorneys and proxies of the undersigned, to attend the 2002 Annual Meeting of Stockholders of SWANK, INC. (the "Company") to be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts 02703, on April 25, 2002 at 9:30 A.M. local time, and all adjournments thereof, to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote upon the following matters:

               (Please Sign and Date on the Reverse Side)

                    Please date, sign and mail your
                  proxy card back as soon as possible!

                     Annual Meeting of Stockholders
                              SWANK, INC.

                            August 23, 2002

            Please Detach and Mail in the Envelope Provided


   AX  Please mark your votes as
       in
       this example

                         FOR      WITHHOLD
                      (except as
                      indicated   AUTHORITY
                        to the      TO
                       contrary    VOTE
                        below)      FOR
   (1)  Election                           Nominees:  Class III
   of two (2)                                         Marshall Tulin
   Class III                                          Raymond Vise
   Directors to
   serve on the                                       Class I
   Company's Board                                    Eric Luft
   of Directors                                       James Tulin
   and two

  (2)  Class I
   Directors to
   serve on the
   Company's Board
   of Directors:
   For, except vote  withheld
   from the following
   nominee(s):

  _____________________________




2. The approval of the appointment of     FOR    AGAINST    ABSTAIN
   PricewaterhouseCoopers LLP as the
   independent accountants of the
   Company for the year 2002.

3  The transaction of such other
   business as may properly come
   before the meeting.

UNLESS OTHERWISE INDICATED, THE PROXY WILL BE VOTED "FOR" THE
ELECTION OF THE NOMINEES FOR DIRECTOR, "FOR" ITEM 2 AND WITH
DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THIS FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.


SIGNATURE               DATE       SIGNATURE                 DATE
                                   (SIGNATURE IF HELD
                                   JOINTLY)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.